EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In Re. Proterra Operating Company, Inc. § Case No. 23-11121 § § Lead Case No. 23-11120 Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 12/31/2023 Petition Date: 08/07/2023 Months Pending: Reporting Method: Industry Classification: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 762 Debtor's Full-Time Employees (as of date of order for relief): 939 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Andrew L. Magaziner Andrew L. Magaziner Signature of Responsible Party Printed Name of Responsible Party 01/22/2024 Date Young Conaway Stargatt & Taylor LLP 1000 North King St, Wilmington, DE 19801 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Debtor's Name Case No. 23-11121 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $111,986,519 b. Total receipts (net of transfers between accounts) $25,035,065 $129,285,288 c. Total disbursements (net of transfers between accounts) $34,551,589 $164,714,865 d. Cash balance end of month (a+b-c) e. Disbursements made by third party for the benefit of the estate $0 f. Total disbursements for quarterly fee calculation (c+e) $164,714,865 Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.) Current Month a. Accounts receivable (total net of allowance) $64,893,496 b. Accounts receivable over 90 days outstanding (net of allowance) $5,792,142 c. Inventory ( Book Market Other (attach explanation)) $221,530,315 d Total current assets $425,980,378 e. Total assets $593,475,376 f. Postpetition payables (excluding taxes) $54,002,772 g. Postpetition payables past due (excluding taxes) $2,299,613 h. Postpetition taxes payable $865,277 i. Postpetition taxes past due $144,183 j. Total postpetition debt (f+h) $54,868,049 k. Prepetition secured debt $182,149,663 l. Prepetition priority debt $0 m. Prepetition unsecured debt $190,314,711 n. Total liabilities (debt) (j+k+l+m) $427,332,424 o. Ending equity/net worth (e-n) $166,142,952 Part 3: Assets Sold or Transferred Current Month Cumulative a. b. c. Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $45,178,071 b. Cost of goods sold (inclusive of depreciation, if applicable) $47,301,850 c. Gross profit (a-b) $-2,123,778 d. Selling expenses $1,186,817 e. General and administrative expenses $6,368,889 f. Other expenses $-2,381,923 g. Depreciation and/or amortization (not included in 4b) $635,659 h. Interest $-1,317,851 i. Taxes (local, state, and federal) $0 j. Reorganization items $-10,299,506 k. Profit (loss) $-24,314,423 $-77,903,436

Case 23-11120-BLS Doc 930 Filed 01/22/24 Page 3 of 12

Debtor's Name Proterra Operating Company, Inc. Case No. 23-11121

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$3,594,790	$9,291,959	$3,594,790	$9,291,959
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Paul, Weiss, Rifkind, Wharton &	Lead Counsel	$0	$0	$0	$0
	ii	Young Conaway Stargatt & Tay	Local Counsel	$0	$0	$0	$0
	iii	FTI Consulting, Inc.	Financial Professional	$3,040,676	$7,791,254	$3,040,676	$7,791,254
	iv	Moelis & Company	Financial Professional	$0	$0	$0	$0
	v	KPMG LLP	Financial Professional	$0	$0	$0	$0
	vi	Kurtzman Carson Consultants L	Other	$554,114	$1,500,704	$554,114	$1,500,704
	vii	Slaughter and May	Special Counsel	$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 3

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Case 23-11120-BLS Doc 930 Filed 01/22/24 Page 5 of 12

Debtor's Name Proterra Operating Company, Inc. Case No. 23-11121

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*			$557,562	$968,271	$557,562	$968,271
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	BDO USA, LLP	Financial Professional	$32,490	$32,490	$32,490	$32,490
	ii	Greenberg Traurig, LLP	Other	$28,807	$28,807	$28,807	$28,807
	iii	Ogletree, Deakins, Nash, Smoak	Other	$14,331	$48,981	$14,331	$48,981
	iv	Bookoff McAndrews PLLC	Other	$23,426	$36,762	$23,426	$36,762
	v	Squire Patton Boggs (US) LLP	Other	$26,199	$64,196	$26,199	$64,196
	vi	Womble Bond Dickinson (US)	Other	$0	$7,036	$0	$7,036
	vii	Protiviti Inc.	Financial Professional	$432,309	$750,000	$432,309	$750,000
	viii	Demler Armstrong & Rowland,	Other	$0	$0	$0	$0
	ix	Rutan & Tucker, LLP	Other	$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 5

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Case 23-11120-BLS Doc 930 Filed 01/22/24 Page 7 of 12

Debtor's Name Proterra Operating Company, Inc. Case No. 23-11121

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UST Form 11-MOR (12/01/2021) 7

xcix c c. All professional fees and expenses (debtor & committees) $4,152,352 $10,260,230 $4,152,352 $10,260,230 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $185,314 $714,484 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $421,578 $4,041,791 d. Postpetition employer payroll taxes paid $371,434 $2,305,477 e. Postpetition property taxes paid $397,457 $765,665 f. Postpetition other taxes accrued (local, state, and federal) $396,675 $1,707,131 g. Postpetition other taxes paid (local, state, and federal) $0 $0 a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? d. Are you current on postpetition tax return filings? e. Are you current on postpetition estimated tax payments? Yes No Yes No Yes No Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No

Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ David S. Black Signature of Responsible Party Chief Financial Officer Title David S. Black Printed Name of Responsible Party 01/22/2024 Date

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In re: Proterra Inc. et al. Case No.: 23-11120 Cautionary Statement Regarding the Monthly Operating Report Reporting Period: 12/01/2023 - 12/31/2023 The Debtor cautions investors and potential investors not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Debtor. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the reporting requirements of the U.S. Bankruptcy Court for the District of Delaware. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), is in a format prescribed by applicable bankruptcy rules and guidelines, and is subject to future adjustment and reconciliation. Furthermore, the monthly financial information contained in the Monthly Operating Report has not been subjected to the same level of accounting review and testing that the Debtor applies when preparing its quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtor believes that the financial information may be subject to change, and these changes could be material. There can be no assurance that, from the perspective of an investor or potential investor in the Debtor’s securities, the Monthly Operating Report is complete. Results and projections set forth in the Monthly Operating Report should not be viewed as indicative of future results.